                                                                   EXHIBIT 10.31


                                                                    CONFIDENTIAL


     THIS INDENTURE made this 9th day of May, 1991, between THE PEOPLE OF THE STATE OF NEW YORK acting by John F. Hudace, their Commissioner of the Office of General Services in the Executive Department, by Robert B. Adams, First Deputy Commissioner, Corning Tower, Empire State Plaza, Albany, NY, hereinafter referred to as the "Grantor", and COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware limited partnership, having its principal office and place of business at 1600 Smith Street, Suite 500, Houston, Texas 77002, hereinafter referred to as the "Grantee";

     WITNESSETH, that the Grantor, pursuant to Section 3, subdivision 2 of the Public Lands Law and Findings of the First Deputy Commissioner dated May 9, 1991 and in consideration of the sum of Thirty Five Thousand Two Hundred Fifty Dollars ($35,250.00), lawful money of the United States of America, paid by the Grantee and upon the terms and conditions hereinafter expressed, does hereby give and grant unto the Grantee and the successors and assigns of the Grantee, the right, privilege and easement for the construction, reconstruction, replacement, maintenance, repair, alteration and operation of high voltage electric transmission cables and related facilities hereinafter referred to as the "structures and/or improvements", in bedrock under the parcels of land underwater hereinafter described:

PARCEL I (A TEMPORARY EASEMENT)

     Being a 200'-wide strip of land, located under the waters of the Arthur Kill in the County of Richmond, Borough of Staten Island, State of New York, more particularly described as follows:

     Beginning at an angle point in the boundary line between the States of New Jersey and New York being described as "Point 0" of said boundary line as defined and agreed by the Joint Commission on December 23, 1889, having New York (Long Island) coordinates of North 145,338.79 and East 1,943,275.69, and running; thence 1) Along said State line North fifteen degrees, fifty-nine minutes, twenty-five seconds East (N 15 degrees 59' 25" E), forty and ninety-two hundredths (40.92') feet to a point in same; thence 2) By a new line through the Arthur Kill, lands of the State of New York, South forty-eight degrees, nine minutes, seven seconds East (S 48 degrees 09' 07" E), one thousand one hundred forty (1,140' +/-) feet, more or less, to a point in the mean high water line of the said Arthur Kill on Staten Island; thence 3) Along said mean high water line, along lands of Houston Center Corporation, successor in interest to H.C.C. Dev., Inc. known as Tax Lot 300, Block 1835, southerly two hundred twenty (220' +/-) feet, more or less, to a point in same; thence 4) By another new line through the Arthur Kill, parallel and 200' southerly measured at right angles to the second course herein described, North forty-eight degrees, nine minutes, seven seconds West (N 48 degrees 09' 07" W), nine hundred eighty-five (985' +/-) feet, more or less, to a point in the aforementioned boundary line between the States of New Jersey and New York; thence 5) Along said State line, North eight degrees, twenty-five minutes, twelve seconds West (N 08 degrees 25' 12" W), two hundred fifty-five and twenty-nine hundredths (225.29') feet to an angle point in same and the Place of Beginning. Containing 215,156 +/- square feet or 4.939 +/- acres.


                              REEL 2991 PAGE 0291

                                                                    CONFIDENTIAL

PARCEL II (A TWENTY-FIVE (25) YEAR EASEMENT)

    Being a 50'-wide strip of land, under the waters of the Arthur Kill in the

County of Richmond, Borough of Staten Island, State of New York, more particularly described as follows:

    Beginning at a point in the boundary line between the States of New Jersey and New York, said point being South eight degrees, twenty-five minutes, twelve seconds East (S 08 degrees 25' 12" E), fifty-nine and seventy-two hundredths (59.72') feet along said boundary line from "Point O" of said boundary line as defined and agreed by the Joint Commission on December 23, 1889, having New York (Long Island) coordinates of North 145,338.79 and East 1,943,275.69, and running; thence 1) By a new line through the Arthur Kill, lands of the State of New York, South forty-eight degrees, nine minutes, seven seconds East (S 48 degrees 09' 07" E), one thousand seventy-five (1,075'+/-) feet, more or less, to a point in the mean high water line of the said Arthur Kill on Staten Island; thence 2) Along said mean high water line along lands of Houston Center Corporation, successor in interest to H.C.C. Dev., Inc. known as Tax Lot 300, Block 1835, southerly seventy-five (75'+/-) feet, more or less, to a point in same; thence 3) By another new line through the Arthur Kill, parallel and 50' southerly measured at right angles to the second course herein described, North forty-eight degrees, nine minutes, seven seconds West (N 48 degrees 09' 07" W), one thousand forty-five (1,045'+/-) feet, more or less, to a point in the aforementioned boundary line between the States of New Jersey and New York; thence 4) Along said State line, North eight degrees, twenty-five minutes, twelve seconds West (N 08 degrees 25' 12" W), seventy-eight and twenty-two hundredths (78.22') feet to a point in same and the Place of Beginning. Containing 54,276+/- square feet or 1.246+/- acres.

    All as shown on a map entitled "Map of Proposed Riparian Grant, Arthur Kill, Borough and County of Richmond, New York" prepared by Keller & Kirkpatrick, dated June 7, 1990, revised to January 16, 1991, a copy of which is attached hereto and made a part hereof.

    The easements herein granted are subject to the terms and conditions of the

"Easement Crossing Agreement" between Coastal Pipeline Company and the Grantee herein dated December 17, 1990.

    The temporary easement first described above is for the term of construction only, of for two (2) years, whichever is shorter. The grant of the

50 foot easement is for a term of twenty-five (25) years from the date hereof and made and accepted subject to the following terms and conditions:

    1. At the termination of the easement hereby granted, the Grantee agrees at the expense of the Grantee and at no expense to the Grantor to remove or close, sever, or otherwise make safe, the said structures and/or improvements and to leave the land of the Grantor in as nearly the same condition as possible as it was prior to the construction hereby authorized.

    2. The easement hereby granted is granted only with respect to the structures and/or improvements described in the application and shown on the map or plan which accompanies the application. If the proposed structures and/or improvements shall not have been maintained and used for a period of two years, the easement shall cease and determine without action to such effect being taken by the Grantor and all the rights of the Grantee shall then terminate and, furthermore, in such event, the provisions for removal of said structures and/or improvements above set forth shall apply in the same manner and to the same effect as so set forth.


                              REEL 2991 PAGE 0292

                                                                    CONFIDENTIAL

3. The Grantee shall be liable for and shall pay all damages that may arise or occur to the Grantor and shall save the Grantor harmless from all claims for damages in consequence of the construction, reconstruction, replacement, maintenance, repair, alteration and operation of the said structures and/or improvements or by reason of any work done or authorized by or under this grant of easement and, at the expense of the Grantee, will defend all suits brought on account thereof.

4. The easement hereby granted shall not be assigned or transferred without the written consent of the Commissioner of General Services, but such consent shall not be unreasonably withheld, delayed or conditioned.

5. The easement hereby granted is intended to affect only the right, title and interest of the Grantor in the aforedescribed parcel of land.

6. Upon the expiration of the term of the 50 foot easement, the Grantee or its successors and assigns shall have the right to reapply for the renewal or extension of the easement term.

     The word "Grantee" shall be construed as if read "Grantees" whenever the sense of this Indenture so requires. The word "successors" shall be construed as if read "heirs" whenever the sense of this Indenture so requires.

     All the covenants, terms and conditions of this Indenture shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto, the same as if they were in every case named and expressed.

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed by its duly authorized representative on the day and year first above written.


                      THE PEOPLE OF THE STATE OF NEW YORK
                        acting by John F. Hudace
                        Commissioner of General Services



                      By   /s/ ROBERT B. ADAMS
                        ------------------------
                      Robert B. Adams
                      First Deputy Commissioner


                              REEL 2991 PAGE 0293

                                                                    CONFIDENTIAL

STATE OF NEW YORK   )
                    :    ss.:
COUNTY OF ALBANY    )

     On this 9th day of May, 1991, before me the subscriber personally came Robert B. Adams acting for John F. Hudace, Commissioner of the Office of General Services of the State of New York in the Executive Department of the State of New York, to me known and known to me to be the First Deputy Commissioner of the Office of General Services described in and who executed the foregoing instrument and he acknowledged to me that he executed the same as such First Deputy Commissioner pursuant to a designation filed with the Secretary of State on July 24, 1989, for and on behalf of The People of the State of New York.


                                    /s/ [ILLEGIBLE]
                                   --------------------------------
                                   Notary Public

                                             [SEAL]

Approved this 13th day                       Approved as to form this
of May, 1991                                 10th day of May, 1991

EDWARD V. REGAN                              ROBERT ABRAMS
State Comptroller                            Attorney General

By  /s/ [ILLEGIBLE]                          By /s/ [ILLEGIBLE]
  ---------------------                        --------------------------
                 TR                            Assistant Attorney General
                                               [Illegible]

                              REEL 2991 Page 0294